Exhibit 99.1

Audited Financial Statements of Mako Technologies, Inc.

MAKO TECHNOLOGIES, INC.

Audited Financial Statements

For the Nine Months Ended September 30, 2007 and
the Year Ended December 31, 2006

TABLE OF CONTENTS

Page

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	1

FINANCIAL STATEMENTS

Balance Sheets	2

Statements of Operations	3

Statements of Changes in Stockholders' Equity	4

Statements of Cash Flows	5

Notes to Financial Statements	6 - 13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Mako Technologies, Inc.
Morgan City, Louisiana

We have audited the accompanying consolidated balance sheets of Mako Technologies, Inc. ("the "Company") as of September 30, 2007 and December 31, 2006 and the related statements of operations, stockholders’ equity, and cash flows for the period and year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mako Technology, Inc. as of September 30, 2007 and December 31, 2006, and the results of operations and cash flows for the period and year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Malone & Bailey, PC
www.malone-bailey,com
Houston, TX

March 17, 2008

MAKO TECHNOLOGIES, INC.

Balance Sheets

	September 30,	December 31,
	2007	2006
ASSETS

CURRENT ASSETS
Cash	$183,065	$487,773
Accounts receivable (less allowance of $47,643 and $24,221)	1,540,452	1,140,557
Other receivables	7,950	-
Prepaid expenses and other current assets	222,539	123,510
Work in progress	234,745	252,991
Total current assets	2,188,751	2,004,831

PROPERTY, PLANT, AND EQUIPMENT, NET	2,074,014	2,084,989

OTHER ASSETS
Deposits	545	545

TOTAL ASSETS	$4,263,310	$4,090,365

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$648,305	$338,086
Accounts payable - related party	141,905	193,214
Accrued expenses	84,221	339,056
Notes payable and current maturities	605,158	597,066
Total current liabilities	1,479,589	1,467,422

LONG-TERM LIABILITIES
Long-term debt, net of current maturities	285,367	340,355
Deferred tax liability	492,950	443,286
Total long-term liabilities	778,317	783,641

STOCKHOLDERS' EQUITY
Common stock, no par value; 10,000 shares
authorized, 200 issued and outstanding	3,000	3,000
Retained earnings	2,002,404	1,836,302
Total stockholders' equity	2,005,404	1,839,302

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,263,310	$4,090,365

See accompanying notes to financial statements.

MAKO TECHNOLOGIES, INC.

Statements of Operations
For the Nine Months Ended September 30, 2007, and the Year Ended December 31, 2006

	September 30,	December 31,
	2007	2006

REVENUE
Service revenue	$3,001,561	$3,798,045
Rental revenue	960,347	2,300,380
Sales revenue	329,354	316,554
Total revenue	4,291,262	6,414,979

EXPENSES
Cost of services, rentals, and sales	1,833,323	2,413,551
Operating expenses	1,245,259	1,572,106
Depreciation expense	351,439	342,980
Executive compensation	416,563	307,481
Total expenses	3,846,584	4,636,118

Net income from operations	444,678	1,778,861

OTHER INCOME (EXPENSE)
Litigation settlement	7,950	-
Gain (loss) on sale of equipment	(14,609)	21,255
Interest expense	(49,041)	(53,020)
Total other income (expense)	(55,700)	(31,765)

Net income before provision for income tax expense	388,978	1,747,096

PROVISION FOR INCOME TAX EXPENSE
Income tax expense - deferred	49,664	182,030
Income tax expense - current	173,212	489,792
Total provision for income tax expense	222,876	671,822

NET INCOME	$166,102	$1,075,274

EARNINGS PER SHARE	$830.51	$5,376.37

SHARES USED IN COMPUTING PER SHARE AMOUNTS	200	200

See accompanying notes to financial statements.

MAKO TECHNOLOGIES, INC.

Statements of Changes in Stockholders’ Equity
For the Nine Months Ended September 30, 2007, and the Year Ended December 31, 2006

	Common	Retained
	Stock	Earnings

BALANCE, December 31, 2005	$3,000	$761,028

Net income	-	1,075,274

BALANCE, December 31, 2006	3,000	1,836,302

Net income	-	166,102

BALANCE, September 30, 2007	$3,000	$2,002,404

See accompanying notes to financial statements.

MAKO TECHNOLOGIES, INC.

Statements of Cash Flows
For the Nine Months Ended September 30, 2007, and the Year Ended December 31, 2006

	September 30,	December 31,
	2007	2006

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$166,102	$1,075,274

Adjustments to reconcile net income to net cash provided
by operating activities:
Depreciation	351,439	342,980
(Gain)/loss on sale of equipment	14,609	(21,255)
Deferred taxes	49,664	182,030
Changes in assets and liabilities:
(Increase) decrease in accounts receivable	(399,895)	255,851
Increase in other receivables	(7,950)	-
Increase in prepaid expenses and other current assets	(99,029)	(75,890)
Decrease in work in progress	18,246	31,391
Increase in other assets	-	(105)
Increase (decrease) in accounts payable	310,219	(236,181)
Increase (decrease) in accounts payable - related party	(51,309)	46,579
Increase (decrease) in accrued expenses	(254,835)	250,336
	(68,841)	775,736
Net cash provided by operating activities	97,261	1,851,010

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sale of equipment	1,009	27,785
Purchase of property, plant and equipment	(356,082)	(1,239,654)
Net cash used by investing activities	(355,073)	(1,211,869)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from debt	1,054,724	1,051,149
Repayment of debt	(1,101,620)	(1,336,247)
Net cash used by financing activities	(46,896)	(285,098)

Net increase (decrease) in cash	(304,708)	354,043

CASH at beginning of period	487,773	133,730

CASH at end of period	$183,065	$487,773

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

CASH PAID DURING THE YEAR FOR:
Interest	$49,041	$53,020
Income tax	$334,739	$246,553

See accompanying notes to financial statements.

MAKO TECHNOLOGIES, INC.

Notes to Financial Statements

NOTE 1          SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Nature of Operations

Mako Technologies, Inc. ("Mako") was incorporated under the laws of the State of Louisiana, as Hydraquip of Morgan City, Inc. on February 22, 1994. We changed our name to Mako Technologies, Inc. as of July 19, 2001. Mako’s fiscal year end is December 31.

Mako’s business is concentrated in the oil and gas industry providing the offshore industry with commercial diving equipment. Mako stores and maintains remotely operated vehicles ("ROV"s), ROV tooling, diving, and related equipment for rental to the offshore industry. Mako transacts business through subcontractors dealing with both major oil and gas companies and local independent oil and gas companies.

Use of Estimates

In preparing the financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheet and revenue and expenses in the statement of operations. Actual results could differ from those estimates.

Cash Equivalents

Mako considers all highly liquid instruments with maturities of three months or less to be cash equivalents.

Allowance for Uncollectible Accounts

Mako provides for estimated losses on accounts receivable based on prior bad debt experience and a review of existing receivables. Based on these factors, Mako has established an allowance for uncollectible accounts of $47,643 and $24,221 as of September 30, 2007 and December 31, 2006, respectively.

Property, Plant and Equipment

Property, plant, and equipment are stated at cost. Expenditures for major renewals and betterments are capitalized while minor replacements, maintenance, and repairs, which do not improve or extend the useful life of such assets, are charged to operations as incurred. When assets are sold, retired, or disposed of, their cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in the statement of operations.

MAKO TECHNOLOGIES, INC.

Notes to Financial Statements

NOTE 1          SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Property, Plant, and Equipment (continued)

Depreciation is computed using the straight-line method over the useful lives of the assets, which are as follows:

Estimated
useful
Asset Category	life years

Equipment	3 - 7
Vehicles	5
Furniture, fixtures and leasehold improvements	5 - 7

Property, plant, and equipment consist of the following:

	September 30, 2007	December 31, 2006

Equipment	$113,241	$92,950
Equipment - Rental	3,310,413	3,038,515
Vehicles	71,698	71,698
Furniture and fixtures	97,049	80,424
Leasehold improvements	63,373	63,373
	3,655,774	3,346,960
Less: accumulated depreciation	(1,581,760)	(1,261,971)
	$2,074,014	$2,084,989

Revenue Recognition

We recognize equipment rental revenue on a straight-line basis. Our rental contract periods are daily, weekly, or monthly. Revenues from the sale of rental equipment and new equipment are recognized at the time of delivery to, or pick up by, the customer and when collectability is reasonably assured. Sales of contractor supplies are also recognized at the time of delivery to, or pick up by, the customer. Service revenue is recognized as the service is provided.

MAKO TECHNOLOGIES, INC.

Notes to Financial Statements

NOTE 1          SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

Mako has adopted the provisions of SFAS No. 109, “Accounting for Income Taxes” which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

Recently Issued Accounting Pronouncements

In July 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertain Tax Positions” (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, “Accounting for Income Taxes.” It prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Mako does not expect the adoption of FIN 48 to have a significant impact on Mako’s results of operations, financial position, or cash flow.

NOTE 2          NOTES PAYABLE

	September 30,	December 31,
	2007	2006

Note payable to MidSouth Bank, payable in monthly
installments bearing interest at 7.75% per annum,
maturing February 12, 2007, collateralized by insurance
policies.	$-	$41,607

Note payable to Regions Bank, payable in monthly
installments bearing interest at 8.25% per annum,
maturing June 10, 2008, cross-collateralized.	228,514	-

	$228,514	$41,607

MAKO TECHNOLOGIES, INC.

Notes to Financial Statements

NOTE 3         LONG-TERM DEBT

	September 30,	December 31,
	2007	2006

Note payable to Regions Bank, payable in monthly
installments bearing interest at 7.85% per annum,
maturing September 28, 2010, collateralized by life
insurance policy and equipment.	$350,985	$457,746

Revolving line-of-credit of $500,000 from Regions Bank,
maturing October 13, 2007 or on demand, interest rate is
at a variable rate resulting in a rate of 8.30% as of
September 30, 2007, collateralized by new equipment.	131,893	438,068

Note payable to Regions Bank payable in monthly
installments bearing interest at 7.85% per annum,
maturing January 25, 2011, collateralized by equipment
and life insurance policy.	179,133	-

	662,011	895,814

Less: current portion	(376,644)	(555,459)
Long-term portion	$285,367	$340,355

Maturities of long-term debt are as follows:

2007	$191,297	$555,459
2008	249,586	126,945
2009	168,350	137,277
2010	52,778	76,133

	$662,011	$895,814

On January 26, 2007, Mako borrowed $439,163 from Regions Bank at a 7.85% interest rate. The loan is due on January 25, 2011. Mako intends to use a portion of the proceeds to pay $438,068 of 7.82% short term notes, and accordingly that amount has been classified as short-term debt at December 31, 2006.

NOTE 4          INCOME TAXES

Deferred income taxes arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or non-current, depending on the classification of the assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse. Temporary differences giving rise to the deferred tax liability consist of the excess of depreciation for tax purposes over the amount for financial reporting purposes.

MAKO TECHNOLOGIES, INC.

Notes to Financial Statements

NOTE 4          INCOME TAXES (CONTINUED)

Mako has available at September 30, 2007 and December 31, 2006, $47,643 and $24,221, respectively, of allowance for uncollectible accounts adjustment that may be applied against future taxable income.

The components of the provision for income taxes from continuing operations for the nine months ended September 30, 2007 and the year ended December 31, 2006 are as follows:

	September 30,	December 31,
	2007	2006
Current

Federal	$169,052	$480,567
State	4,160	9,225
	173,212	489,792
Deferred	49,664	182,030

Total	$222,876	$671,822

Amounts for deferred tax assets and liabilities are as follows:

	September 30,	December 31,
	2007	2006
Deferred tax asset relating to:

Allowance for uncollectible accounts receivable	$16,199	$8,235

Deferred tax liability relating to:
Property and equipment, net	(509,149)	(451,521)

Net deferred tax liability	$(492,950)	$(443,286)

MAKO TECHNOLOGIES, INC.

Notes to Financial Statements

NOTE 5          RELATED PARTY TRANSACTIONS

Rental payments of $40,995 and $15,155 were paid to the Jacob Marcell (majority shareholder and president) and Thaddeus Marcell Jr. Partnership (common owned company) for the use of equipment for the nine months ended September 30, 2007 and the year ended December 31, 2006, respectively. Payments of $1,217,717 and $1,139,903 were made to Div Tech Supply, Inc. (a company owned by Jacob Marcell) for providing shared employee services for the nine months ended September 30, 2007 and the year ended December 31, 2006, respectively. Amounts paid to Div Tech Supply, Inc. in excess of the actual payroll costs have been reclassified into executive compensation and were $98,671 and $96,483 for the nine months ended September 30, 2007 and the year ended December 31, 2006, respectively.

Mako made payments of $68,074 to Mako Deepwater, Inc., an affiliated entity, for the purchase of equipment and supplies for the nine months ended September 30, 2007. Payments of $2,400 were made to Mako Properties, LLC, an affiliated entity of Mako, for the rental of two apartments for ROV personnel for the nine months ended September 30, 2007. Mako purchased apartment furniture for $6,300 and rental equipment for $10,000 from the majority shareholder and president during the nine months ended September 30, 2007.

Ocean Specialists, Inc. is a 15% shareholder and is paid to provide the marketing, advertising, and corporate planning for Mako. Payments of $29,458 and $14,400 were made to Ocean Specialists, Inc. for the nine months ended September 30, 2007 and the year ended December 31, 2006, respectively.

Mako has advanced funds to officers, but included these amounts in officer compensation. Expenses paid on behalf of the majority shareholder and president for the nine months ended September 30, 2007 and the year ended December 31, 2006 were $223,688 and $68,890, respectively.

MAKO TECHNOLOGIES, INC.

Notes to Financial Statements

NOTE 6          COMMITMENTS AND CONTINGENCIES

Litigation

Mako was sued by Torch Liquidating Trust seeking to recover alleged preferential payments made by the debtor, Torch Offshore, Inc., to Mako. Subsequent to the date of this report, a settlement was reached whereby the Torch Liquidating Trust has agreed to accept $10,000 in full and complete settlement of its claim. Torch Liquidating Trust currently holds a maritime lien claim of $17,950 which will be reduced by the aforementioned settlement with a net distribution to Mako of $7,950. The settlement distribution is shown on the balance sheet as “Other receivables.”

Rent of Principal Office

Mako leases office space under a five year operating lease which commenced in June 2006 and terminates on May 31, 2011, at $7,300 per month. Mako may renew this lease for two additional terms of five years upon the expiration of the initial term. Should this option be exercised, the base monthly rental shall be increased or decreased by the Consumer Price Index net change as of the starting date of any renewal term. Basic rent expense charged to operations through September 30, 2007 and during 2006 was $65,737 and $19,200, respectively. Payments made in 2006 in lieu of rental payments for leasehold improvements totaled $59,180.

Future minimum lease payments under the non-cancelable operating lease are as follows:

Year
2007	$87,600
2008	87,600
2009	87,600
2010	87,600
2011	36,500

MAKO TECHNOLOGIES, INC.

Notes to Financial Statements

NOTE 7          SUBSEQUENT EVENT

Merger with Deep Down, Inc.

Effective December 1, 2007 the shareholders of Mako entered into a purchase agreement with Deep Down, Inc., a Nevada corporation, to sell their shares of Mako for a total purchase price of $13,753,449.